UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: October 21, 2010


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


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              Colorado                                  000-27211                               84-1469319
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                        1802 Pomona Rd., Corona, CA 92880
                        ---------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Appointments

The following individuals were appointed as members of our Board of Directors at a meeting of the Board of Directors held on October 21, 2010 in order to fill vacancies on our Board of Directors. All appointments were effective October 21, 2010. There is no arrangement or understanding between any of the following individuals and any other persons pursuant to which these individuals were appointed as directors. Their appointments will continue until the next annual meeting of shareholders.

1. John Erich Lewis, 44, has been employed by Kelly Space & Technology, Inc. since 2004 as its Program Manager and, since 2009, also as its Quality Assurance Manager. Mr. Lewis is also serving as Executive Director of Technical Employment Training, Inc. since 2009. He holds a Doctorate of Philosophy, Aviation Management from Corllins University, San Francisco, and a Master of Aeronautical Science, Aviation Management and System Safety degree from Embry-Riddle Aeronautical University, Daytona, Florida.

2. Thomas J. Beener, 61, is an attorney working on corporate and securities matters, including public company compliance issues, mergers, and acquisitions. He also has litigation experience. Mr. Beener has a juris doctorate degree from the University Gonzaga Law School. Effective on November 1, 2010, Mr. Beener has resigned.


3.   Albert  Mardikian,  64, is the Chief  Executive  Officer of our subsidiary,
     Harbor Guard Boats, Inc. He is a member of: SAE Engineering Group; International Boating and Safety Group; and the National Marine Manufacturers Association. He graduated from the North Rope University of Aircraft Maintenance and Design Engineering. We have a License Agreement with Mr. Mardikian and MGS Grand Sport, Inc., an entity owned and controlled by Mr. Mardikian, whereby we pay royalties to Mr. Mardikian and MGS Grand Sport, Inc. for licensing certain patents to us. We paid no royalties to Mr. Mardikian and MGS Grand Sport, Inc. in our last fiscal year. We also have an Employment Agreement with Mr. Mardikian whereby Mr. Mardikian is entitled to an annual salary of $120,000 plus an expense allowance. During our last fiscal year, we paid $130,000 by way of 1,300,000 common shares of the Company to Mr. Mardikian pursuant to his Employment Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            MEDINA INTERNATIONAL HOLDINGS, INC.

                                            By:      /s/Daniel Medina
                                                     ----------------
                                                        Daniel Medina, President


     Date: November 1, 2010